UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 30549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHCNGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2013

FOREVER VALUABLE COLLECTIBLES, INC.

 (Exact Name of Registrant as specified in its charter)

Commission File No. 000-53377

Colorado	41-2230041
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)
535 16thStreet, Suite 820
Denver, CO	80202
(Address of principal executive offices)	(zip code)

                                    Colorado

 (303) 573-1000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of a Director and Officer

Forever Valuable Collectibles, Inc. (the “Company”) announced the departure of Secretary and Director, Patricia Philbrook, effective January 3, 2013.  Jodi K. Stevens, our President, will act as Secretary until further notice.

EXHIBITS

No exhibits are included with this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forever Valuable Collectibles, Inc.

By: /s/ Jodi K. Stevens

--------------------------

President, CEO, CFO and Secretary

Dated:  January 3, 2013